25 East Erie Street
Chicago, Illinois 60611
1-800-560-6111

Driehaus Emerging Markets Growth Fund

Investor Shares *DREGX

Institutional Shares *DIEMX

Driehaus Emerging Markets Small Cap Growth Fund *DRESX

Driehaus International Small Cap Growth Fund *DRIOX

Driehaus Micro Cap Growth Fund *DMCRX

Driehaus Small Cap Growth Fund

Investor Shares *DVSMX

Institutional Shares *DNSMX

Driehaus Small/Mid Cap Growth Fund *DSMDX

(Each, a “Fund” and together, the “Funds”)

SUPPLEMENT DATED JULY 21, 2020

TO THE STATEMENT OF ADDITIONAL INFORMATION (“SAI”) FOR THE FUNDS DATED APRIL 30, 2020.

Effective on August 1, 2020, The Northern Trust Company will replace BNY Mellon Investment Servicing (US) Inc., as the Funds’ transfer agent and will replace The Bank of New York Mellon as the Funds’ administrator.

Accordingly, effective on August 1, 2020, the Funds’ SAI is amended as follows:

Change in Administrator

The Northern Trust Company has replaced The Bank of New York Mellon as the Funds’ administrator.

Change in Transfer Agent

The Northern Trust Company has replaced BNY Mellon Investment Servicing (US) Inc. as the Funds’ transfer agent.

The following heading and information are inserted to replace the previous “Administrator” and “Transfer Agent” sections on page 41 and 43 of the SAI, respectively:

ADMINISTRATOR, FUND ACCOUNTANT AND TRANSFER AGENT

The Northern Trust Company (“Northern Trust”), with its principal place of business at 50 South LaSalle Street, Chicago, Illinois 60603, is the administrator and fund accountant for the Funds. Each Fund will pay an asset-based fee for administration and accounting services.

In addition, Northern Trust is reimbursed for out-of-pocket expenses.

Northern Trust is also the Funds’ transfer agent, registrar, dividend-disbursing agent and shareholder servicing agent. As such, Northern Trust provides certain bookkeeping and data processing services and services pertaining to the maintenance of shareholder accounts.

The Funds paid the following administrative fees for the past three fiscal years:

	2019	2018	2017
Driehaus Emerging Markets Growth Fund	$864,084	$884,975	$814,307
Driehaus Emerging Markets Small Cap Growth Fund	$129,187	$237,744	$247,465
Driehaus International Small Cap Growth Fund	$257,812	$293,660	$265,542
Driehaus Micro Cap Growth Fund	$231,156	$307,914	$264,630
Driehaus Small Cap Growth Fund[1,2]	$171,041	$122,117	$25,415
Driehaus Small/Mid Cap Growth Fund[3]	N/A	N/A	N/A

[1]	The Bank of New York Mellon, which served as the Funds’ administrator through July 31, 2020 agreed to waive 50% of its monthly base fee for the first six months of a Fund’s operations or until the Fund’s average net assets reach $100 million.
[2]	The Driehaus Small Cap Growth Fund commenced operations on August 21, 2017.
[3]	The Driehaus Small/Mid Cap Growth Fund commenced operations on May 1, 2020.

Prior to August 1, 2020, The Bank of New York Mellon (“BNY Mellon”) with corporate offices at 301 Bellevue Parkway, Wilmington, Delaware 19809, was the administrator and fund accountant for the Funds. Each Fund paid an asset-based fee for administration and accounting services.

Prior to August 1, 2020, BNY Mellon Investment Servicing (US) Inc. (“BNYM”), 760 Moore Road, King of Prussia, Pennsylvania 19406, was the Funds’ transfer agent, registrar, dividend-disbursing agent and shareholder servicing agent. As such, BNYM provided certain bookkeeping and data processing services and services pertaining to the maintenance of shareholder accounts.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

For more information, please call the Driehaus Mutual Funds at (800) 560-6111.